Contract for Purchase and Sales of Coal-Bed Gas	1

Contract of Purchase and Sales of Coal-Bed Gas between
Qinshui Lanyan Coalbed Methane Co., Ltd. and Xi’an Xi
Lan Natural Gas Company Henan Branch.

January 2009

Contract for Purchase and Sales of Coal-Bed Gas	2

Article I Definition and Interpretation
Definitions and terms in this Contract are defined as follows (except as otherwise specified in this Contract):
1.1 Supplier: Qinshui Lanyan Coalbed Methane Co., Ltd.
1.2 Purchaser: Xi’an Xi Lan Natural Gas Company Henan Branch.
1.3 Both Parties: Supplier and Purchaser mentioned above that have signed this Contract of Purchase and Sales.
1.4 Working Day: any calendar days except the Saturday, Sunday and statutory holidays. If the expiration date of any term stated in this Contract happens to be a Saturday, Sunday or statutory holiday, then such term will last to the subsequent first working day.
1.5 Point of Delivery: delivery point of coal-bed gas agreed upon by both Parties.
1.6 Coal-Bed Gas: hydrocarbon or the mixture of hydrocarbon with other substances that presents in gas state under the condition of 20 Celsius degrees and 1 atmosphere.
1.7 Standard Cubic Meter: quantity of coal-bed gas, this quantity is the volume of dry coal-bed gas in one cubic meter under the condition of 20 Celsius degrees and 1 atmosphere.
1.8 Facilities: equipments and pipelines needed for production, processing, delivery, metering, extraction and transportation of coal-bed gas in this Contract.
1.9 Supplier Facilities: facilities owned, operated or controlled by Supplier.
1.10 Purchaser Facilities: facilities owned, operated or controlled by Purchaser.
1.11 Daily Supply and Extraction: volume of coal-bed gas delivered and extracted between Purchaser and Supplier each day.
1.12 Contract Period: the period from the commencement date of gas supply specified in the contract to the expiration date of the contract.

Article II Undertaking of Both Parties
2.1 Supplier undertakes to deliver coal-bed gas to Purchaser through the primary filling station in accordance with the terms and conditions specified in the Contract of Purchase and Sales, except in the case of any force majeure events.
2.2 Purchaser undertakes to purchase the coal-bed gas in the specified quantity in accordance with the terms and conditions specified in the Contract of Purchase and Sales.
2.3 Purchaser undertakes to strictly abide by the relevant regulations on safety production, labor discipline, civilization and sanitation and others, and provisions established by Supplier within Supplier’s production area.
2.4 Both Parties of the Contract are legally existing companies who have the right to execute this contract as well as the capability to perform their rights and obligations under this contract in a smooth way.
2.5 All governmental approvals and permissions needed for the execution of this contract have been acquired, and are legal and valid.
2.6 When executing the contract, no people’s court, arbitration agency or administrative organ has generated any judgment, adjudication, verdict or any specific administrative acts or other legal proceedings that are sufficiently enough to impose major adverse impacts on their capabilities in fulfilling the contract.
2.7 All internal authorization procedures needed by both Parties for execution of the contract have been completed; this contract has been executed by representatives duly authorized by both Parties.

Contract for Purchase and Sales of Coal-Bed Gas	3

Article III Contract Period
3.1 This Contract of Purchase and Sales starts from January 01, 2009 and ends on December 31, 2015.
3.2 The period of this Contract can be extended subject to the following terms and conditions:
(1) The Party that wants to extend the contract period shall make such notification to the other Party in written at least three months prior to the expiration date of this Contract;
(2) After expiration of the Contract, if Purchaser wants to continue to purchase coal-bed gas from Supplier, then Supplier shall give Purchaser the right of first refusal.

Article IV Supply and Reception of Coal-bed Gas
4.1 If Purchaser cannot normally receive and extract the coal-bed gas due to the reason of its own facilities, Purchaser shall take charge to eliminate such problems, and immediately inform Supplier of that in written.
4.2 If Supplier cannot normally supply the coal-bed gas due to the reason of its own facilities, Supplier shall take immediate measures to ensure its facilities to resume the normal gas supply within 24 hours, and at the same time inform Purchaser of that in written as soon as possible.
4.3 Supplier shall send the notification to Purchaser regarding the normal maintenance & repair of Supplier’s gas supply facilities at least 72 hours in advance, and take proper measures to ensure the normal gas supply.
4.4 Notwithstanding the provisions in above Article 4.1 and 4.2, both Parties shall inform each other any known situations that may cause suspension or reduce Supplier’s delivery and/or Purchaser’s extraction of coal-bed gas as soon as possible within the foreseeable time.

Article V Delivery Place of Coal-bed Gas
5.1 The delivery point of coal-bed gas is subject to the Supplier’s gauging instrument (agreed upon by both Parties).
5.2 Place of delivery: any place designated by Party B.

Article VI Security Risks
6.1 Security Risks refer to the following: malfunction of equipment valves, impact and damage of gauges and facilities due to pressure build-up; personal injuries & death and damage of equipments & facilities due to explosion caused by accumulation of methane gas resulting from leakage of pipeline valve and connector and gauge connector; and the liabilities and compensation caused by production halt or breakdown.
6.2 Purchaser’s facilities shall not be put into use before being registered at the Company’s Security Supervision Department with the security certificates.
6.3 Supplier shall assume the liability for compensation for any production breakdown or damage of gauge or any facilities and pipelines under the ownership of Supplier for more than 12 hours due to malfunction of Supplier’s facilities or that the supply gas pressure exceeds the pressure-bearing range of gauge.
6.4 Any personal injuries and/or death and damage of equipments and facilities caused by explosion of accumulated coal-bed gas within the respective property range of both Parties due to improper management or insufficient protection facilities of either Party, as well as the liability for causing the other Party unable to supply or use gas (production breakdown), shall be borne solely by the Party of accident.

Contract for Purchase and Sales of Coal-Bed Gas	4

7. Metering

7.1 Both Parties shall abide by the Rules For The Implementation Of The Metrology Law Of The People's

Republic Of China.

7.2 Supplier shall build, install, maintain, operate and monitor the equipments and instruments needed for metering the coal-bed gas (abbreviated as “metering instruments of both Parties” hereafter”) authorized by both Parties at the place of delivery as specified in above Article V.

7.3 The unit of quantity for coal-bed gas measurement shall be the standard cubic meters as defined in above Article 1.7.

7.4 If either party requires to test, adjust and calibrate the metering facilities, a 48 hours prior notification shall be given to the other party to make relevant preparation works. Supplier or Purchaser may assign a representative to the field to observe the ongoing situation of the above operations. The other Party shall, within five days after observing such operation, indicate to the other Party in written form whether the whole process of such operation is acceptable. If the other Party does not accept a certain operation, relevant reasons for refusal shall be provided, and such Party shall carry out such operation again.

If Supplier or Purchaser, after observing such operation, failed to inform its acceptance of the whole process of such operation to the other Party in written within the above specified time, then Purchaser or Supplier shall be deemed as having accepted the whole process of such operation, which shall be taken as the result of having accepted such operation.

7.5 Both Parties agree to invite a third party with national metering qualification to carry out periodical test & calibration to the metering instrument if necessary, thus to ensure the accuracy of metering quantity.

Article VIII Daily Supply and Extraction

Both Parties agree that the daily supply and extraction shall be no less than 200,000 cubic meters per day, and agree to increase the gas supply to Purchaser based on the increase of productivity.

Article IX Quality

Implemented as per the criteria for coal-bed gas quality of Jing Coal Mining Group, the criterion is consistent with the quality criteria of GB18047-2000 National Compressed natural gas for Vehicles.

Article X Price of Coal-bed Gas

According to the quality of coal-bed gas specified in Article IX of this Contract of Purchase and Sales, the price of coal-bed gas sold by Supplier to Purchaser is calculated at the price of RMB 1.3 Yuan/m3 (tax-included price). (Note: ￥1.3 Yuan/ m3 is the price of compressed and processed gas).

Article XI Settlement and Payment

Contract for Purchase and Sales of Coal-Bed Gas	5

Purchaser settles accounts with Supplier by bank transfer in the method of prepayment per month; the sum of money for purchasing gas is calculated by multiplying the monthly accumulated extraction of gas by the unit price, such sum of money will be deducted from the prepayment.

Article XII Time for Gas Supply

Supplier shall take charge to transport the coal-bed gas to the place designated by Purchaser, and Purchaser shall inform the start time of gas supply to Supplier in written or by telephone. Purchaser shall first make RMB Ten Thousand (￥100,000) Yuan payment to Supplier as prepayment, and deduct the sum of money for purchasing gas after the gas supply is commenced.

Article XIII Purchaser’s extraction of coal-bed gas shall be implemented within the amount of prepayments; and Supplier has the right to stop the gas supply when the balance prepayment is insufficient.

Article XIV Liability for Breach

Both Parties shall strictly abide by the relevant provisions of this Contract; either Party shall assume the relevant liabilities for breach.

Article XV Force Majeure

15.1 Force Majeure: any unpredictable, unavoidable and unvanquishable objective events occurred to either Party when such party has performed his due obligations. And such events are not in control of and unavoidable by the affected Party as the rational and prudent operator, including but not limited to (but subject to change of national policies) flood, typhoon, hurricane, earthquake, landslide, breakage of the only way that must be passed, soil corrosion or subsidence and so on.

15.2 This Contract becomes enforceable or cannot be executed according to the agreed terms and conditions due to the force majeure events, the Party encountering the above force majeure events shall immediately inform the other Party of this Contract and provide details of such force majeure events as well as the valid certificates certifying the reason for the execution of the contract to become impossible as a whole or in part or needs to be delayed within five (5) working days. During the duration period that the affected party has no means to perform his due obligations due to force majeure events, such affected Party may delay the execution of the Contract or not to execute the Contract in part or as a whole, and his liability for failure in execution of the contract during such period is exempted, but such Party shall make reasonable efforts to take remedial measures for his incapability to perform the obligations to the extent possible.

15.3 The Party encountering the above force majeure events shall inform the other Party of the estimated time needed to remedy the force majeure events and the estimated coal-bed gas deliverable or extractable during the force majeure period as soon as possible within the term of this Contract. If the force majeure event is estimated to last more than ten (10) days, Both Parties shall strive to work out a mutually acceptable solution. Once the force majeure events specified in this Article have been remedied, the Party encountering the force majeure events shall again become obliged to perform the obligations specified in this Contract.

Contract for Purchase and Sales of Coal-Bed Gas	6

15.4 For the Party failed to perform the Contract on time due to fault, if any force majeure events occurred during the overdue period that made the execution of the Contract become impossible in part or as a whole or has to be delayed, such Party still have to assume the liability for breach of contract.

Article XVI Transfer

Unless upon written permission of the other Party, neither Party of this Contract shall transfer his rights and interests under this Contract to any third party in part or as a whole.

Article XVII Confidentiality

Both Parties agree on the contents of this Contract and that either Party shall obtain all the information of the other Party in accordance with the provisions of this Contract, unless prior written permission from both Parties, no such contents shall be disclosed to any other persons except the following:

(1)
The bank and financial organization or other borrowing organizations that provide funds to both Parties of this Contract; and the discloser shall obtain the written commitment on confidentiality from the above bank and financial organization or other borrowing organizations.

(2)	The third party consultant designated by either Party of this Contract; and the discloser shall obtain the written commitment on confidentiality from the third party consultant.

(3)	The government authorities or superior supervision department having jurisdiction over both Parties of this Contract.

(4)	Supplier can disclose the relevant information to the following organizations:

(a)	Any affiliate company of Supplier, such company must agree to be bound by the confidentiality provisions.

(b)	All borrowing or financial organizations engaged by Supplier, and such organization must agree to be bound by the confidentiality provisions.

(c)
Any party that is in good faith negotiation with the Supplier on the purchase of Supplier’s rights and interests in Supplier’s facilities in part or as a whole; and such party must agree to Supplier to be bound by the confidentiality provisions.

Article XVIII Settlement and Arbitration of Dispute

Contract for Purchase and Sales of Coal-Bed Gas	7

Any disputes arisen between both Parties as to execution of the Contract shall be resolved through negotiations; in case no solution is reached, it shall be submitted to Jincheng Municipal Arbitration Committee for arbitration in accordance with the arbitral rules of procedure of such arbitration agency. The arbitration award shall be final and binding on both Parties.

Article XIX Supplementary provisions shall be made for any matters not mentioned in this Contract through negotiations by both Parties, such supplementary provisions shall be agreed upon by both Parties, and have equal legal effect with this Contract upon signed by authorized representatives of both Parties.

Article XX This Contract becomes effective upon signature and stamp by authorized representatives of both Parties.

Article XXI This Contract of Purchase and Sales is prepared in octuplicate, which will be held by both Parties respectively.

(This is the end of the contract; the attached sheet is only for signature).

(Signature page)

Supplier: Qinshui Lanyan Coalbed Methane Co., Ltd. (common seal)

Legal representative (or authorized representative):

January 12, 2009

Purchaser: Xi’an Xi Lan Natural Gas Company Henan Branch (common seal)

Legal representative (or authorized representative):

January 12, 2009

煤层气购销合同

沁水蓝焰煤层气有限责任公司

与

西安市西蓝天然气股份有限公司河南分公司

煤 层 气 购 销 合 同

二00九年一月

1

煤层气购销合同

第一条　定义与解释

本购销合同内所用的下列名词、术语含义如下（除非本购销合同另有规定）：

1.1 卖方：指沁水蓝焰煤层气有限责任公司。

1.2 买方：指西安市西蓝天然气股份有限公司河南分公司

1.3 双方：指上述签订本购销合同的卖方和买方。

1.4 工作日：指除星期六、星期日以及法定假日以外的公历日。如果本合同所述任何期限期满之日为星期六、星期日或法定假日，则该期限将延长至此后的第一个工作日结束之时止。

1.5 交付点：指双方协商确定的煤层气交接处。

1.6 煤层气：指在温度为摄氏 20 度和 1 个大气压下呈气态的碳氢化合物或碳氢化合物与其它物质的混合物。

1.7 标准立方米：指煤层气的数量，这些数量是在温度为摄氏 20 度和绝对压力为 101325 帕斯卡干态的煤层气所占的 1 立方米体积的量。

1.8 设施：指在本购销合同中进行生产、加工、交付、计量、提取和运输煤层气所需的设备和管道。

1.9 卖方设施：指卖方拥有、操纵或控制的设施。

1.10 买方设施：指买方拥有、操纵或控制的设施。

1.11 日供应和提取量：指买卖双方每日交付和提取煤层气的气量。

1.12 合同期：指本合同中规定的供气开始之日起至合同终止日止。

第二条　双方承诺

2.1 卖方承诺依照本购销合同的条款和规定，在本购销合同内除不可抗力外，将通过压缩母站向买方保证交付煤层气。

2.2 买方承诺依照本购销合同的条款和规定，向卖方购买本购销合同规定数量的煤层气。

2.3 买方承诺在卖方的生产区域场所内严格遵守卖方所制订的有关安全生产、劳动纪律、文明卫生等各项规章制度。

2.4 合同双方为依法并合法存续的公司，有权签署本合同并有能力顺利实施和履行本合同规定的权利和义务。

2.5 其签署本合同所需的一切政府批准均以办妥并合法有效。

2.6 在签署本合同时，任何人民法院、仲裁机构或行政机关均未做出任何足以对其履行本合同的能力产生重大不利影响的判决、裁定、裁决或具体行政行为或其他法律程序。

2.7 双方为签署本合同所需的内部授权程序均已完成，签署本合同的是双方的有效授权代表。

第三条　合同期

3.1 本购销合同期自从 2009 年 1 月 1 日起至 2015 年 12 月 31 日止。

3.2 本购销合同的合同期可依下述条款及条件延长：

(1) 希望延长合同期的一方应在本购销合同期满前至少 3 个月就此书面通知另一方；

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煤层气购销合同

(2)合同期满，如果买方要求向卖方继续购买煤层气，则卖方应给予买方优先购买的权利。本条所述的优先权是相对于在本合同签订后与卖方签订类似合同或协议的其他煤层气用户，买方拥有在同等条件下优先获得购买煤层气的权利。

第四条　煤层气的供应与接收

4.1 如果由于买方设施自身的原因导致无法正常接受提取煤层气，应由买方负责消除并立即以书面方式通知卖方。

4.2 如果由于卖方设施自身的原因导致无法正常供应煤层气，卖方应立即采取措施使卖方设施在 24 小时内保证恢复正常供气，同时应尽快以书面方式通知买方。

4.3 卖方供气设施的正常维修应提前 72 小时通知买方，并采取措施保证正常供气。

4.4 尽管有上述第 4.1 条和第 4.2 条的规定，双方应就其已经知悉的可能引起中断或减少卖方交付和/或买方提取煤层气的任何情况在可预见的时间内尽快互相通知。

第五条　煤层气交付点

5.1 煤层气交付点以卖方计量表(双方认可)为准。

5.2 交货点：乙方指定地点。

第六条　安全风险

6.1 安全风险系指：设施阀件失灵、压力增大冲击损坏计量表及设施；管路阀门及接头，计量表接头等漏气引发瓦斯集聚，产生爆炸导致人员伤亡、设施损坏和造成误产和停产的责任与赔偿。

6.2 买方设施入场前，必须持安全证件到公司安全监察部办理备案手续后，方可起用。

6.3 因卖方设施失灵，供气压力超出计量表承压范围而损坏计量表或买方所有权内的设施、管路及造成误产 12 小时及以上，由卖方承担赔偿责任。

6.4 因单方管理不善或保护设施不健全，在各自的物权范围内引起煤层气集聚而引发煤层气爆炸所造成的人员伤亡、设施损坏，由事故方自己承担，造成对方无法供气或用气(误产)亦由事故方承担。

第七条　计量

7.1 双方应遵守现行的“中华人民共和国计量法及其施行细则”。

7.2 卖方应在上述第五条规定的交付点建造、安装、维修、操作和监控经双方认可的计量煤层气所需要的设备和仪器(以下简称“双方计量仪器”)。

7.3 有关煤层气计量的数量单位应是上述第 1.7 条款中所定义的标准立方米。

7.4 如果双方的一方要求对计量设施进行测试、调整和校准等各项操作时，应提前四十八(48)小时通知对方进行相关工作的准备。卖方或买方可以派代表到现场观察上述各项操作的进行情况。对方应在观察了该操作后的 5 天时间内，以书面形式向对方表明是否认可该操作的全过程。如果对方不认可某项操作，应说明不认可理由，对方应再次进行该操作。

如果卖方或买方在观察了该项操作后，在上述规定的时间内未以书面形式告知对方对该项操作全过程的认可，则应视为买方或卖方认可该操作的全过程，并作为已接受该

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煤层气购销合同

操作的结果。

7.5 双方同意在需要的情况下可以请具有国家计量资质的第三方定期校验，确保计量数的准确性。

第八条　日供应和提取量

双方约定，日供应和提取量应达到 每日不小于20万立方米，并同意根据产能的提高增大供给买方的气量。

第九条　质量

按晋煤集团煤层气质量标准执行，该标准符合GB18047-2000国家《车用压缩天然气》的质量标准..

第十条　煤层气价格

按本购销合同第九条规定的煤层气质量，卖方销售给买方的煤层气价格按 1.3 元/m^3（含税价）进行结算。（备注：￥1.3 元/m^3价格为经压缩处理后的气价）

第十一条　结算和付款

买方通过银行转帐，以预付款形式按月与卖方结算；以每月累计提取气量乘以单价计算购气款，从预付款中扣抵。

第十二条　供气时间

卖方负责将煤层气运输至买方指定地点，开始拉气时间买方应以书面形式或者电话通知卖方。买方先行支付人民币壹拾万元（￥100000元）给卖方，待开始拉气后，抵扣购气款。

第十三条　买方提取的煤层气量需在其预付款可以支付的范围内执行；预付款不足时，卖方有权停止供气。

第十四条　违约责任

双方应按照本合同的有关规定严格执行，任何一方违约均需承担相关责任。

第十五条　不可抗力

15.1 不可抗力：指任何一方尽到了应有的义务而不能预见、不能避免并且不能克服的客观事件。该事件不受影响一方控制之内，而该方作为合理、审慎的作业者不能防止其发生的事件，包括(但不限国家政策改变)水灾、台风、龙卷风、地震、塌方、必经之路中断、土壤侵蚀或下陷等。

15.2 由于不可抗力致使直接影响本购销合同的履行或不能按约定的条件履行，遇有上述不可抗力的一方，应立即通知本购销合同的另一方，并在（5）个工作日内应提供不可抗力的一方详情及合同不能履行，或者部分不能履行，或者需要延期履行理由的有效证明。在不可抗力而不能履行义务持续的期间内，允许其延期履行合同、部分延期履行合同、部分不能履行或者不履行合同，并相应地免除在该期间不能履行合同的责任，

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煤层气购销合同

但其应尽合理的努力在可能范围内补救其不能履行义务的措施。

15.3 遇有上述不可抗力的一方应在合同的时间内尽快通知本购销合同的另一方，预计补救不可抗力所需要的时间和该方在不可抗力期间预计能交付或提取的煤层气量。如果预期不可抗力情形将延续超过十（10）天时，双方应努力寻求一个相互可以接受的解决方法。一旦本条款规定的不可抗力事件获得纠正，遇有不可抗力的一方应再度有义务履行其本购销合同中规定的义务。

15.4 对于因过错未按期履行合同的任何一方，在逾期的时间内发生不可抗力，致使合同不能履行、或者部分不能履行，或者需要延期履行，仍构成违约责任。

第十六条　　转让

任何一方未经本购销合同另一方书面同意，不得将其在本合同范围内属于其的部分或全部权益转让给任何第三方。

第十七条　　保密

双方同意本购销合同内容和本购销合同一方按本购销合同规定得到购销合同另一方的所有资料，未经双方事先书面同意，不应泄露给任何其他人，但下列情况除外：

（1）为本购销合同双方提供奖金的银行及金融组织或其他借款机构；但提供的该方应取得上述银行及金融组织或其它借款机构的书面保密承诺。

（2）本购销合同任何一方指定的第三方咨询者；但提供的该方应事先取得第三方咨询者的书面保密承诺。

（3）对本购销合同双方有管辖权的政府主管部门或上级主管部门。

（4）卖方可将有关资料披露给下列机构：

（a）卖方的任何关联公司，但该公司必须先同意受各项保密规定的约束；

（b）卖方聘用的所有借款或金融机构，但该机构必须先同意受各项保密规定的约束；

（c）正与卖方就卖方向其出售卖方在卖方设施中的全部或部分权益进行真诚谈判的任何谈判方，但该方必须向卖方表示同意受保密规定的约束。

第十八条　　争议的解决与仲裁

如果双方就合同的履行发生争议，应协商解决；如不能达成协解，则应提交晋城市仲裁委员会，根据该仲裁机构的仲裁程序规则进行仲裁。仲裁裁决是终局的，对双方都有法律约束力。

第十九条　　本购销合同未尽事宜，须经双方共同协商，做出补充规定，补充规定经双方同意，由双方授权代表签字后与本购销合同具有同等的效力。

第二十条　　本购销合同经买卖双方授权代表签字盖章后，合同生效。

第二十一条　本购销合同一式捌份，双方各执肆份。

（正文到此结束，以下为签字页）

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煤层气购销合同

（签字页）

卖方：沁水蓝焰煤层气有限责任公司（公章）

法人代表（或授权代表）：

2009 年 1 月 12 日

买方：西安市西蓝天然气股份有限公司河南分公司（公章）

法人代表（或授权代表）：

2009 年 1 月 12 日

1